Exhibit 10.31

SUPPLEMENT

to the

Loan and Security Agreement

dated as of November 22, 2022

between

EYENOVIA, INC. (“Borrower”)

and

AVENUE CAPITAL MANAGEMENT II, L.P.,

a Delaware limited partnership,

as administrative agent and collateral agent (in such capacity “Agent”)

and

AVENUE VENTURE OPPORTUNITIES FUND, L.P. II,

a Delaware limited partnership (“Avenue 2”), as a lender

and

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,

a Delaware limited partnership (“Avenue”), as a lender

(together with Avenue 2, each a “Lender” and collectively, “Lenders”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of November 22, 2022 (as amended, restated, amended and restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lenders and Agent.  All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement.  In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“ATM Issuance” means an issuance by Borrower of its equity securities from time to time pursuant to the Sales Agreement, dated December 14, 2021, by and between Borrower and SVB Securities LLC, or any similar at-the-market offering facility that may be established in the future.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower in the original principal amount of Ten Million Dollars ($10,000,000), with Four Million Dollars ($4,000,000.00) funded by Avenue and Six Million Dollars ($6,000,000.00) funded by Avenue 2 on the Closing Date (“Tranche 1”); and up to Five Million Dollars ($5,000,000) to be funded between April 1, 2023 and July 31, 2023, subject to the conditions in Section 1(a)(i) of Part 2 (“Tranche 2”).

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (A) seven percent (7.00%) and (B) the Prime Rate, plus four and forty-five tenths of one percent (4.45%).  Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to four and one-quarter percent (4.25%) of the Growth Capital Loans funded.

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twelfth (12th) month anniversary of the Closing Date; provided, however, that such period shall be extended for an additional six (6) months if as of the last day of the Interest-only Period then in effect the Borrower has requested and Lender has funded the full amount of Tranche 2; provided, however, that the Interest-only Period shall not exceed eighteen (18) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Market Price” means the lower of (i) $1.78 or (ii) the effective price of any bona fide equity financing (other than an ATM Issuance) occurring after the Date of Issuance and before June 30, 2023.

“Maturity Date” means November 1, 2025.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i)if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the one-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by 3.00%;

(ii)if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (but including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by 2.00%; and

(iii)if the prepayment occurs during the period commencing on the date immediately following the two-year anniversary of the Closing Date and ending on (but excluding) the three-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by 1.00%;

provided that, no Prepayment Fee shall be payable in connection with any refinancing of the Loans in which Agent or any Lender participates as a lender or agent.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Termination Date” means July 31, 2023.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000).

Part 2 - Additional Covenants and Conditions:

1.Growth Capital Loan Facility.

(a)Additional Condition Precedent Regarding Growth Capital Loan Commitments.  In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, each Lender’s obligation to fund Tranche 2 of its Commitment of Growth Capital Loans is subject to receipt by Lenders of reasonably satisfactory evidence that the FDA has granted approval of the Mydcombi NDA.

(b)Minimum Funding Amount; Maximum Number of Borrowing Requests.  Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in the aggregate original principal amount of Ten Million Dollars ($10,000,000).  Borrower shall not submit a Borrowing Request more frequently than once per calendar month.

(c)Repayment of Growth Capital Loans.  Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows:  principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate.  In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month.  Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month.  Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month.  On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

2.Prepayment.  The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to Lenders, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if Lender has not yet exercised its rights under Section 3(c) hereof, Borrower shall provide written notice of prepayment at least five (5) Business Days in advance of the proposed prepayment date and Lender shall have the option, with respect to the Conversion Right, to exercise its rights pursuant to Section 3(c) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.

3.Grant of Equity and Right to Invest; Conversion Right.

(a)Grant of Equity.  As additional consideration for the making of its Commitment, the Lenders have earned and are entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, fully paid and nonassessable shares of Borrower’s common stock (the “Common Stock”) equal to 547,807 in the aggregate (the “Equity Grant”).

(b)Equity Grant.  The documents prepared by Borrower evidencing the Equity Grant shall be in form and substance reasonably satisfactory to Agent and Lenders.

(c)Right to Invest.  Each Lender shall have the right, in its discretion, but not the obligation, prior to the date that is 18 months following the Closing Date (the “End Date”), to invest up to One Million Dollars ($1,000,000), in the aggregate for all such investments by Lenders pursuant to this Section 3(c), in equity securities of Borrower on the same terms, conditions, and pricing offered by Borrower to other investors in connection with any offering of Borrower’s equity securities to third party investors for capital raising purposes occurring after the Closing Date and prior to the End Date; provided, however, such terms shall not include a seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion.  This right to invest pursuant to this Section 3(c) shall immediately terminate upon the earlier of (i) repayment of Indebtedness under the Loan and Security Agreement, (ii) the date on which an aggregate total of $1,000,000 has been invested by Lenders pursuant to this Section 3(c), and (iii) the End Date. For the avoidance of doubt, this investment right shall not apply to an ATM Issuance.

(d)Conversion Right.  The Lenders shall have the right, in their discretion, but not the obligation, at any time and from time to time, while the Loans are outstanding, to convert an aggregate amount of up to Five Million Dollars ($5,000,000) of the aggregate principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s unrestricted, freely tradeable common stock (the “Conversion Right Common Stock”) at a price per share equal to one hundred twenty percent (120.00%) of the closing price of Borrower’s common stock on the Closing Date (the “Conversion Price”; the exercise of such Conversion Option, a “Conversion”).  The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d) which will include (i) the date on which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares to be issued and (iv) a date on which the allotment and issuance of the shares is to take place (which shall be at least two (2) Business Days prior to the date on which such notice is given).

4.Portfolio Management Fee.  Borrower shall pay to each Lender pro rata in accordance with each Lender’s respective commitment, a portfolio management fee in the amount of one percent (1.00%) of the total Commitment, due and payable on December 1, 2022. The Fifty Thousand Dollars ($50,000) good faith deposit that  has been paid by Borrower to Lender as an advance deposit prior to the date hereof will be refunded to Borrower on the Closing Date.  As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and each Lender’s pro rata share of the Commitment shall have been approved.  If this condition is not satisfied, the Fifty Thousand Dollars ($50,000) advance deposit previously paid by Borrower shall be refunded.  Except as set forth in this Section 4, the Portfolio Management Fee is not refundable.

5.Documentation Fee Payment.  On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable and documented out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) each Lender’s and Agent’s reasonable and documented out-of-pocket costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6.Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Account Title:	[***]
Account No.:	[***]

7.Debits to Account for ACH Transfers.  For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement.  Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account.  Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

8.[Reserved].

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:

a)	Its chief executive office is located at: 23461 South Pointe #390, Laguna Hills, CA 92653
b)	Its Equipment is located at:

295 Madison Avenue, Suite 2400 New York, NY 10017

8748 Technology Way, Suite 202, Reno, NV 89521

23461 South Pointe #390, Laguna Hills CA 92653

3503, 3505 & 3517 Haven Ave., Redwood City, CA 94063

9736 S. Virginia F-G, Reno, NV 89511

c)	Its Inventory is located at: See Part 3(b) above.
d)	Its Records are located at: 295 Madison Avenue, Suite 2400, New York, NY 10017
e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations:

295 Madison Avenue, Suite 2400 New York, NY 10017

3503, 3505 & 3517 Haven Ave., Redwood City, CA 94063

8748 Technology Way, Suite 202, Reno, NV 89521

9736 S. Virginia F-G, Reno, NV 89511

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: None.
g)	Its state corporation identification number is: 5573930
h)	Its U.S. federal tax identification number is: 47-1178401
i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:	[***]
Address:	[***]
Account No.:	[***]
Account No.:	[***]
Account No.:	[***]

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

EYENOVIA, INC.

	By:	/s/ John Gandolfo
	Name:	John P. Gandolfo
	Title:	Chief Financial Officer

Address for Notices:	23461 South Pointe #390
Laguna Hills CA 92653
Attn: Chief Financial Officer
Email:
Phone # - -

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By: Avenue Capital Management II GenPar, LLC
Its: General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

1

EXHIBIT “A”

FORM OF PROMISSORY NOTE

Note No. X-XXX

$	[DATE]

The undersigned (“Borrower”) promises to pay to the order of [AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership] [AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership] (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of  (A) seven percent (7.00%) and  (B) the Prime Rate, plus four and forty-five tenths of one percent (4.45%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein.  In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of November 22, 2022, between Borrower and Lender (as the same has been and may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.  The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 1(c) of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly.  Borrower shall pay such interest on written demand (electronic mail being sufficient).

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used.  In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment.  This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts.  Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments.  Borrower further agrees that proof of actual damages would be costly and inconvenient.  Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes.  The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof.  Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof.  In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

EYENOVIA, INC.

By:
Name:	John P. Gandolfo
Its:	Chief Financial Officer

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Avenue Venture Opportunities Fund II, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:EYENOVIA, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November 22, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with Avenue, collectively, “Lenders”, and each a “Lender”) and Eyenovia, Inc. (“Borrower”).

The undersigned is the Chief Financial Officer of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

The amount of the proposed Loan is _______________________ Dollars ($_________________).  The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).

(a)On the Borrowing Date,

(i) Avenue will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of [(a) [$___] in respect to the Commitment Fee, of which $  has been paid to Avenue prior to the date hereof, (b)]1 $[_________] in respect to the interest fee[, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________]]2, and

(ii) Avenue 2 will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of [(a) [$___] in respect to the Commitment Fee, of which [$___] has been paid to Avenue 2 prior to the date hereof, (b)]3 $[_________] in respect to the interest fee[, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________]]4, to Borrower pursuant to the following wire instructions:

[1]	To be included in the Borrowing Request on the Closing Date.
[2]	To be included in the Borrowing Request on the Closing Date.
[3]	To be included in the Borrowing Request on the Closing Date.
[4]	To be included in the Borrowing Request on the Closing Date.

1

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

[(b)On the Borrowing Date, i) Avenue will wire $[__________], and (ii) Avenue 2 will wire $[__________] to Barnes & Thornburg LLP for fees and expenses pursuant to the following wire instructions:]5

Institution Name:	[***]
ABA No.:	[***]
Account Title:	[***]
Account No.:	[***]
Reference:	[***]
Confirm remittance:	[***]

2.As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3.No event has occurred that has had or could reasonably be expected to have a Material Adverse Change since December 31, 2021.

4.Borrower’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

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[5]	To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.

2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

EYENOVIA, INC.

By:
Name:	John P. Gandolfo
Title: *	Chief Financial Officer

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Avenue Venture Opportunities Fund II, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:EYENOVIA, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November __, 2022 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with Avenue, collectively, “Lenders”, and each a “Lender”) and Eyenovia, Inc. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below.  Attached herewith are the required documents supporting the foregoing certification.  The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement &	Monthly, within 30 days	YES / NO / N/A
Cash Flow Statement

Operating Budgets, 409(A) Valuations &
Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 180 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved
budget/plan

1

Any change in budget/plan since version most recently delivered to Lender	YES / NO / N/A
If Yes, please attach

Date of most recent capitalization table:

Any changes in capitalization table since version most recently delivered to Lender?:	YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised: _____________
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series: _________Per Share Price: $_________________
Amount Raised: _______________ Post Money Valuation: _____________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts6

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

[6]	Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)		$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization: [7]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

[7]

Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

3

4.)	YES / NO	YES / NO	YES / NO

EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]

4

[Signature page to Compliance Certificate]

Very truly yours,

EYENOVIA, INC.

By:
Name:
Title: *

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.